TXP CORPORATION 1299 COMMERCE DRIVE RICHARDSON, TX 75081 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	TIN# 74-3032742 Loan Number 6612357390 Date 08-03-2006 Maturity Date 08-03-2008 Loan Amount $ 1,000,000.00 Renewal Of DR/CC

COPY

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of ONE MILLION AND NO/100 Dollars $ 1,000,000.00

☐ **Single Advance:** I will receive all of this principal sum on ______. No additional advances are contemplated under this note.

☒ **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On 08-03-2006 ______ I will receive the amount of $ ______ and future principal advances are contemplated.

Conditions: The conditions for future advances are UPON WRITTEN REQUEST OF BORROWER PENDING LOAN OFFICER APPROVAL

☒ **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 08-03-2008.

☐ **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 08-03-2006 at the rate of 8.250 % per year until 08-04-2006.

☒ **Variable Rate:** This rate may then change as stated below.

☒ **Index Rate:** The future rate will be EQUAL TO the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE NATION'S 30 LARGEST BANKS KNOWN AS THE WALL STREET JOURNAL PRIME RATE. THE RESULT OF THIS CALCULATION WILL BE ROUNDED TO THE NEAREST 0.125

☐ **Ceiling Rate:** The interest rate ceiling for this note is the ______ ceiling rate announced by the Credit Commissioner from time to time.

☒ **Frequency and Timing:** The rate on this note may change as often as EVERY DAY BEGINNING 08-04-2006.
A change in the interest rate will take effect ON THE FOLLOWING DAY

☒ **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than N/A % or less than 8.000 %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change. ☒ The amount of the final payment will change.

☐ ______

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☐ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☒ at a rate equal to MAXIMUM LEGAL RATE

☐ **LATE CHARGE:** If a payment is made more than ______ days after it is due, I agree to pay a late charge of ______

☐ **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: ______

PAYMENTS: I agree to pay this note as follows:

ON DEMAND, BUT IF NO DEMAND IS MADE THEN MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 09-03-2006 AND PRINCIPAL DUE ON 08-03-2008.

ADDITIONAL TERMS:
SEE LINE OF CREDIT AGREEMENT DATED 8/3/06

☒ **SECURITY:** This note is separately secured by (describe separate document by type and date):
SECURITY AGREEMENT DATED AUGUST 3, 2006

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is PROVIDE PERIODIC WORKING CAPITAL SUPPORT AS NECESSARY

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

TXP CORPORATION

______
MICHAEL C. SHORES, PRESIDENT

Signature for Lender

______
DON R. REAVIS, PRESIDENT

UNIVERSAL NOTE

DEFINITIONS: As used on page 1, "[illegible]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Texas will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or other remuneration.

In addition, I understand and agree that some other payments to third parties as part of this note may also involve money retained by you or paid back to you as commissions or other remuneration.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

"Right to receive money from you" means:

(1) any deposit account balance I have with you;
(2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3) any repurchase agreement or other nondeposit obligation.

"Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default on this loan and any agreement securing this loan if any one or more of the following occurs:

(1) I fail to perform any obligation which I have undertaken in this note or any agreement securing this note;
(2) you, in good faith, believe that the prospect of payment or the prospect of my performance of any other of my obligations under this note or any agreement securing this note is impaired; or
(3) I fail to pay, or keep any promise, on any debt or agreement I have with you unless otherwise prohibited by law.

If any of us are in default on this note or any security agreement, you may exercise your remedies against any or all of us.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

(1) You may demand immediate payment of my debt under this note (principal, accrued unpaid interest and other accrued charges).
(2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.
(3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
(4) You may refuse to make advances to me or allow purchases on credit by me.
(5) You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

(1) demand payment of amounts due (presentment);
(2) obtain official certification of nonpayment (protest);
(3) give notice that amounts due have not been paid (notice of dishonor);
(4) give notice of intent to accelerate; or
(5) give notice of acceleration.

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER'S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	
	$		$	$	%	$	

TXP CORPORATION 1289 COMMERCE DRIVE RICHARDSON, TX 75081 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	Line of Credit No. 6512357390 Date 08-03-2006 Max. Credit Amt. 1,000,000.00 Loan Ref. No. 6512357390

COPY

You have extended to me a line of credit in the **AMOUNT** of ONE MILLION AND NO/100 $ 1,000,000.00.

You will make loans to me from time to time until 3:00 P.m. on 08-03-2008. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:

[X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
a. I have borrowed the maximum amount available to me;
b. This line of credit has expired;
c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
e. THE OUTSTANDING PRINCIPAL BALANCE OF THE LINE OF CREDIT WOULD EXCEED THE BORROWING BASE (BORROWING BASE BEING DEFINED AS 80% OF BROKERAGE ACCOUNT VALUE).

[ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ______ $ ______.

Subject to the obligatory or discretionary limitations above, this line of credit is:

[X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

[ ] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 08-03-2006, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: UPON WRITTEN REQUEST OF BORROWER PENDING LOAN OFFICER APPROVAL

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

[X] security agreement dated 08-03-2006 [ ] ______
[ ] mortgage dated ______ [ ] ______
[X] guaranty dated 08-03-2006 [ ] ______

4. REMEDIES: If I am in default on the note(s) you may:
a. take any action as provided in the related documents;
b. without notice to me, terminate this line of credit.

By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
a. maintain books and records of my operations relating to the need for this line of credit;
b. permit you or any of your representatives to inspect and/or copy these records;
c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
e. COLLATERAL VALUE TO BE MONITORED ON A MONTHLY BASIS VIA THE RECEIPT OF BROKERAGE ACCOUNT STATEMENTS.

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER

______
DON R. REAVIS
Title PRESIDENT

SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.

______
MICHAEL C. SHORES, PRESIDENT

CORPORATE AUTHORIZATION RESOLUTION

FIRST BANK OF CANYON CREEK AN AFFILIATE OF FNB CROCKETT P. O. BOX 833399 RICHARDSON, TX 75083-3399	By: TXP CORPORATION 1299 COMMERCE DRIVE RICHARDSON, TX 75081
Referred to in this document as "Financial Institution"	Referred to in this document as "Corporation"

COPY 89-0443110

I, ROBERT BRUCE, certify that I am Secretary (clerk) of the above named corporation organized under the laws of NEVADA, Federal Employer I.D. Number ~~74-3032742~~, engaged in business under the trade name of TXP CORPORATION, and that the resolutions on this document are a correct copy of the resolutions adopted at a meeting of the Board of Directors of the Corporation duly and properly called and held on ______________ (date). These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

AGENTS Any Agent listed below, subject to any written limitations, is authorized to exercise the powers granted as indicated below:

	Name and Title or Position	Signature	Facsimile Signature (if used)
A.	MICHAEL C. SHORES, PRESIDENT	X [signature]	X
B.		X	X
C.		X	X
D.		X	X
E.		X	X
F.		X	X

POWERS GRANTED (Attach one or more Agents to each power by placing the letter corresponding to their name in the area before each power. Following each power indicate the number of Agent signatures required to exercise the power.)

Indicate A, B, C, D, E, and/or F		Description of Power	Indicate number of signatures required
	(1)	Exercise all of the powers listed in this resolution.	
	(2)	Open any deposit or share account(s) in the name of the Corporation.	
	(3)	Endorse checks and orders for the payment of money or otherwise withdraw or transfer funds on deposit with this Financial Institution.	
A	(4)	Borrow money on behalf and in the name of the Corporation, sign, execute and deliver promissory notes or other evidences of indebtedness.	1
	(5)	Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by the Corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment.	
	(6)	Enter into a written lease for the purpose of renting, maintaining, accessing and terminating a Safe Deposit Box in this Financial Institution.	
	(7)	Other	

LIMITATIONS ON POWERS The following are the Corporation's express limitations on the powers granted under this resolution.

EFFECT ON PREVIOUS RESOLUTIONS This resolution supersedes resolution dated ______________. If not completed, all resolutions remain in effect.

CERTIFICATION OF AUTHORITY
I further certify that the Board of Directors of the Corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the resolutions on page 2 and to confer the powers granted above to the persons named who have full power and lawful authority to exercise the same. (Apply seal below where appropriate.)

☐ If checked, the Corporation is a non-profit corporation.

In Witness Whereof, I have subscribed my name to this document and affixed the seal of the Corporation on 08-03-2006 (date).

Attest by One Other Officer

[signature]
Secretary
ROBERT BRUCE

GUARANTY

RICHARDSON , TEXAS
(City) (State)

COPY

AUGUST 08, 2008

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce FIRST BANK OF CANYON CREEK, AN AFFILIATE OF BNBCROCKETT
(herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of TXP CORPORATION

(herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A. If this ☐ is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: ______ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

B. If this ☒ is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): LOAN #65123573900NNO TXP CORPORATION.

The Undersigned further acknowledges and agrees with Lender that:

1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all other costs, fees, and expenses agreed to be paid under all agreements evidencing the Indebtedness and securing the payment of the Indebtedness, and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

This guaranty is ☒ unsecured; ☐ secured by a mortgage or security agreement dated ______;
☐ secured by ______.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

MICHAEL C. SHORES

"Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.

ADDITIONAL PROVISIONS

6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under §1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. Until the obligations of the Borrower to Lender have been paid in full, the Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.

Experts® Bankers Systems, Inc., St. Cloud, MN Form M-240-TX 9/7/2005 (For Corporate Guarantor use M-250-TX)